EXHIBIT 10.41

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND THIRD AMENDMENT TO STOCK PLEDGE AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND OTHER FINANCING AGREEMENTS (this “Amendment”), dated as of November 30, 2011, is entered into among PC MALL, INC., a Delaware corporation (“PC Mall”), PC MALL SALES, INC., a California corporation (“Sales”), AF SERVICES, LLC, a Delaware limited liability company (“AF Services”), PC MALL GOV, INC., a Delaware corporation (“PMCG”), M2 MARKETPLACE, INC., a Delaware corporation, formerly known as Onsale, Inc. (“M2 Mplace”), AV ACQUISITION, INC., a Delaware corporation (“AV Acquisition”), MALL ACQUISITION 3, INC., a Delaware corporation (“Mall 3”), MALL ACQUISITION SUB 4 INC., a Delaware corporation (“Mall 4”), MALL ACQUISITION SUB 5 INC., a Delaware corporation (“Mall 5”), PC MALL SERVICES, INC., a Delaware corporation (“Services”), OSRP, LLC, a Delaware limited liability company (“OSRP”) and SARCOM, INC., a Delaware corporation (“Sarcom” and together with PC Mall, Sales, AF Services, PCMG, M2 Mplace, AV Acquisition, Mall 3, Mall 4, Mall 5, Services and OSRP, each an “Existing Borrower” and collectively “Existing Borrowers”), ONSALE HOLDINGS, INC., an Illinois corporation (“Holdings”), ONSALE, LLC, an Illinois limited liability company (“OnSale”), ECOST, LLC, a Delaware limited liability company (“ECost” and together with Holdings and OnSale, each a “New Borrower” and collectively the “New Borrowers”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent (in such capacity, “Agent”) and the Lenders signatory hereto.  Existing Borrowers and New Borrowers will collectively be referred to herein as “Borrowers”.

RECITALS

A.            Existing Borrowers, Agent and the several financial institutions from time to time party to thereto as lenders (“Lenders”) have previously entered into that certain Second Amended and Restated Loan and Security Agreement dated as of December 14, 2010 (as amended by that First Amendment to Second Amended and Restated Loan and Security Agreement and Consent dated as of June 28, 2011 (the “First Amendment”) and as further amended, modified, supplemented, extended or restated from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain loans and financial accommodations available to Borrowers.  Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.            PC Mall and Agent have previously entered into that certain Stock Pledge Agreement dated March 7, 2001 (as amended, modified, supplemented, extended or restated from time to time, the “Pledge Agreement”), covering the capital stock of the Existing Borrowers.

C.            Prior to the date hereof, PC Mall has formed Holdings, a direct Subsidiary of PC Mall, and Holdings has formed OnSale and eCost, each direct Subsidiaries of Holdings.

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

D.            The parties now desire to amend the Loan Agreement and the Pledge Agreement upon the terms and conditions set forth below.

E.             Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Loan Agreement.

(a)           Addition of New Borrowers.  Each New Borrower is hereby added as a co-borrower under the Loan Agreement with the same force and effect as if such New Borrower had duly executed and delivered the Loan Agreement as Borrower thereunder in addition to the Existing Borrowers.  Without limiting the foregoing:

(i)            The definitions of “Borrower” and “Borrowers” in the preamble of the Loan Agreement are hereby amended to include each New Borrower in addition to the Existing Borrowers, and each reference to a “Borrower” in the Loan Agreement and the other Financing Agreements shall include each New Borrower and Existing Borrower.

(ii)           Each New Borrower and each of the Existing Borrowers shall be jointly and severally liable for all Obligations.

(iii)          To secure payment and performance of all Obligations, each New Borrower hereby grants to Agent a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent as security, all Collateral, whether now owned or hereafter acquired or existing, and wherever located.

(iv)          The definition of “Information Certificates” in Section 1.55 of the Loan Agreement is hereby amended to include the Information Certificate of each New Borrower delivered to Agent on the date hereof, in each case, in form and substance satisfactory to Agent, in addition to the Information Certificates of the Existing Borrowers.

(v)           Schedules 8.4, 8.8 and 9.9 to the Loan Agreement are hereby amended and replaced with Schedules 8.4, 8.8 and 9.9 attached hereto.

(vi)          Each New Borrower hereby represents and warrants to Agent and the Lenders the truth and accuracy of all representations and warranties applicable to Borrowers in the Loan Agreement (after giving effect to the inclusions of New Borrowers, their Information Certificates and the information set forth on the schedules attached hereto as set forth in clauses (i), (iv) and (v) above).

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(vii)         Each New Borrower hereby agrees to perform all of the covenants and agreements applicable to Borrowers in the Loan Agreement.

(viii)        Agent and the Lenders shall have all of the rights, remedies, interests and powers as against each New Borrower as provided to Agent and the Lenders in relation to Borrowers in the Loan Agreement.

(b)           Eligibility.  Without limiting the eligibility criteria set forth in the definitions of “Eligible Accounts” and “Eligible Inventory” in Sections 1.29 and 1.30 of the Loan Agreement, none of the Accounts or Inventory of any New Borrower will be deemed Eligible Accounts or Eligible Inventory unless and until Agent has completed its business and legal due diligence, with results satisfactory to Agent, and received all necessary approvals.

(c)           The following definition is hereby added to Section 1 of the Loan Agreement in alphabetical order:

“ ‘Joinder Agreement’ shall mean a Joinder Agreement substantially in the form of Exhibit C attached hereto, among a Target or New Subsidiary (as applicable), Agent and the Lenders.”

(d)           The paragraph immediately following Section 9.10(d)(x) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“At PC Mall’s request, but only at the sole election of all Lenders, the subject Target or the Person acquiring the subject Target or the subject New Subsidiary (as applicable) may be added as a borrower hereunder by executing and delivering a Joinder Agreement.  Upon execution and delivery thereof, such Person shall become a borrower hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Financing Agreements.  Regardless of whether the subject Target or the Person acquiring the subject Target or the subject New Subsidiary (as applicable) is or becomes a borrower hereunder, and regardless of whether the Accounts and Inventory of the subject Target or New Subsidiary qualify under the definition of “Eligible Accounts” and “Eligible Inventory” in this Agreement, the inclusion of such Accounts and Inventory in Eligible Accounts and Eligible Inventory shall be subject to:”

(e)           The Loan Agreement is hereby amended by attaching Exhibit C attached hereto as Exhibit C thereto.

(f)            The Borrowers’ address set forth on the signature pages to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Address: 1940 E. Mariposa Avenue

El Segundo, California 90245

Attn:  Chief Executive Officer”

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.             Amendments to Pledge Agreement.

(a)           The definition of “Pledgor” set forth in the preamble to the Pledge Agreement is hereby amended to include Holdings in addition to PC Mall, and each reference to “Pledgor” therein shall include Holdings and PC Mall collectively.

(b)           The definition of “Affiliates” set forth in the Recitals of the Pledge Agreement is hereby amended to include Holdings, OnSale and eCost in addition to each other Subsidiary of Pledgor.

3.             Extension of Time Period to Complete US Restructurings.  Pursuant to the First Amendment, Agent and Lenders consented to the US Restructurings (as defined in the First Amendment), so long as, among other things, such transactions were completed within 60 days after the date of the First Amendment.  Borrowers failed to complete the US Restructurings within such 60 day time frame and, therefore, have requested that Agent and the Lenders extend the time period that Borrowers have to complete the US Restructurings.  Agent and the Lenders hereby agree to extend the time period that Borrowers have to complete the US Restructurings to 30 days after the date hereof.  Except as expressly set forth in the preceding sentence, the consummation of the US Restructurings other than in accordance with the terms of Section 2 of the First Amendment shall constitute an Event of Default under Section 10.1(a)(iii) of the Loan Agreement.

4.             Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a)           Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)           Agent shall have received amended and restated Term Notes to replace the existing Term Notes.

(c)           Agent shall have received an amendment to the deed of trust against the Real Estate, in form and substance satisfactory to Agent, duly executed by M2 Mplace, and such endorsements to its loan policy of title insurance for its deed of trust against the Real Estate, as amended, as it shall reasonably request.

(d)           Agent shall have received all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral held by New Borrowers or to effectuate the provisions or purposes of the Loan Agreement and the other Financing Agreements, including, without limitation, Collateral Access Agreements.

(e)           Agent shall have received Deposit Account Control Agreements by and among Agent, each New Borrower and each bank where such New Borrower has a deposit account, in each case, duly authorized, executed and delivered by such bank and such New Borrower (or Agent shall be the bank’s customer with respect to such deposit account as Agent may specify).

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(f)            Agent shall have received lien search results for the jurisdiction of organization of each New Borrower and the jurisdiction of the chief executive office of each New Borrower, which search results shall be in form and substance satisfactory to Agent.

(g)           Agent shall have received the certificates evidencing all of the issued and outstanding shares of capital stock of each New Borrower, together with stock powers duly executed and delivered by PC Mall or Holdings, as applicable, therefor in blank.

(h)           Agent shall have received such documents as Agent may require to establish that it has a valid, perfected and first priority security interest in the Collateral held by each New Borrower, including, without limitation, Collateral Assignment of Trademarks, Copyrights and Patents, as applicable.

(i)            Agent shall have received a certificate duly executed by the Secretary of each New Borrower, attaching such documents as Agent may require with respect to the organization, existence, good standing, power and authority of each New Borrower.

(j)            Agent shall have received evidence of insurance and loss payable endorsements with respect to the insurance policies of each New Borrower.

(k)           Agent shall have received a favorable opinion letter of counsel to New Borrowers with respect to the transactions contemplated hereby.

(l)            Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

5.             Representations and Warranties.  Each Borrower represents and warrants as follows:

(a)           Authority.  Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower.  No other corporate proceedings are necessary to consummate such transactions.

(b)           Enforceability.  This Amendment has been duly executed and delivered by each Borrower.  This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and is in full force and effect.

(c)           Representations and Warranties.  The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(d)           Due Execution.  The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate or company action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

(e)           No Default.  No event has occurred and is continuing that constitutes a Default or Event of Default.

6.             Choice of Law.  The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California.

7.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

8.             Reference to and Effect on the Financing Agreements.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)           Upon and after the effectiveness of this Amendment, each reference in the Pledge Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Pledge Agreement, and each reference in the other Financing Agreements to “the Pledge Agreement”, “thereof” or words of like import referring to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement as modified and amended hereby.

(c)           Except as specifically set forth in this Amendment, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and Lenders without defense, offset, claim or contribution.

(d)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

9.             Ratification.  Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Pledge Agreement, as amended hereby, and the other Financing Agreements effective as of the date hereof.

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

10.           Estoppel.  To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default.

11.           Integration.  This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

12.           Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.           Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Financing Agreements, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of Page Left Intentionally Blank]

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	PC MALL, INC.,
a Delaware corporation

	By:	/s/ Brandon LaVerne
	Name:	Brandon LaVerne
	Title:	CFO

PC MALL SALES, INC.,
a California corporation

	By:	/s/ Pete Freix
	Name:	Pete Freix
	Title:	President

AF SERVICES, LLC,
a Delaware limited liability company

	By:	/s/ Simon Abuyounes
	Name:	Simon Abuyounes
	Title:	President

PC MALL GOV, INC.,
a Delaware corporation

	By:	/s/ Alan Bechara
	Name:	Alan Bechara
	Title:	President

[Signature page to Second Amendment to Second Amended and Restated Loan and Security Agreement

and Third Amendment to Stock Pledge Agreement]

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

M2 MARKETPLACE, INC.,
a Delaware corporation

By:	/s/ Dan DeVries
Name:	Dan DeVries
Title:	President

AV ACQUISITION, INC.,
a Delaware corporation

By:	/s/ Brandon LaVerne
Name:	Brandon LaVerne
Title:	Secretary

MALL ACQUISITION 3, INC.,
a Delaware corporation

By:	/s/ Sam Khulusi
Name:	Sam Khulusi
Title:	Secretary

MALL ACQUISITION SUB 4 INC.,
a Delaware corporation

By:	/s/ Brandon LaVerne
Name:	Brandon LaVerne
Title:	Secretary

MALL ACQUISITION SUB 5 INC.,
a Delaware corporation

By:	/s/ Brandon LaVerne
Name:	Brandon LaVerne
Title:	Secretary

[Signature page to Second Amendment to Second Amended and Restated Loan and Security Agreement

and Third Amendment to Stock Pledge Agreement]

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PC MALL SERVICES, INC.,
a Delaware corporation

By:	/s/ Gregory D. Richey
Name:	Gregory D. Richey
Title:	President

OSRP, LLC,
a Delaware limited liability company

By:	/s/ Simon Abuyounes
Name:	Simon Abuyounes
Title:	President

SARCOM, INC.,
a Delaware corporation

By:	/s/ WilliamC. Neary
Name:	WilliamC. Neary
Title:	Chairman

ONSALE HOLDINGS, INC.,
an Illinois corporation

By:	/s/ Adam Shaffer
Name:	Adam Shaffer
Title:	Director

ONSALE, LLC,
an Illinois limited liability company

By:	/s/ Sam Khulusi
Name:	Sam Khulusi
Title:	Manager

[Signature page to Second Amendment to Second Amended and Restated Loan and Security Agreement

and Third Amendment to Stock Pledge Agreement]

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ECOST, LLC,
a Delaware limited liability company

	By:	/s/ Jason Halfaker
	Name:	Jason Halfaker
	Title:	Manager

AGENT AND THE LENDERS:	WELLS FARGO CAPITAL FINANCE, LLC,
as Agent and as a Lender

	By:	/s/ Dennis King
	Name:	Dennis King
	Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Nima Rassouli
	Name:	Nima Rassouli
	Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Robin L. Arriola
	Name:	Robin L. Arriola
	Title:	Senior Vice President

[Signature page to Second Amendment to Second Amended and Restated Loan and Security Agreement

and Third Amendment to Stock Pledge Agreement]

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE 8.4

Existing Liens

Lienholder	Borrower(s)	Assets	Amount of Debt Secured

IBM Credit LLC

PC Mall, Inc.
PC Mall Sales, Inc.
AF Services, LLC
PC Mall Gov., Inc.
M2 Marketplace, Inc.
AV Acquisition, Inc.
Mall Acquisition 3, Inc.
Mall Acquisition Sub 4 Inc.
Mall Acquisition Sub 5 Inc.
PC Mall Services, Inc.
OSRP, LLC
Sarcom, Inc.
OnSale Holdings, Inc.
OnSale, LLC
eCost, LLC

		All assets	[***]

Apple Inc.

PC Mall, Inc.
PC Mall Sales, Inc.
AF Services, LLC
PC Mall Gov., Inc.
M2 Marketplace, Inc.
AV Acquisition, Inc.
Mall Acquisition 3, Inc.
Mall Acquisition Sub 4 Inc.
Mall Acquisition Sub 5 Inc.
PC Mall Services, Inc.
OSRP, LLC
Sarcom, Inc.
OnSale Holdings, Inc.
OnSale, LLC
eCost, LLC

		Inventory and all proceeds thereof	[***]

Hewlett-Packard Company

PC Mall, Inc.
PC Mall Sales, Inc.
AF Services, LLC
PC Mall Gov., Inc.
M2 Marketplace, Inc.
AV Acquisition, Inc.
Mall Acquisition 3, Inc.
Mall Acquisition Sub 4 Inc.
Mall Acquisition Sub 5 Inc.
PC Mall Services, Inc.
OSRP, LLC
Sarcom, Inc.
OnSale Holdings, Inc.
OnSale, LLC
eCost, LLC

		Equipment and all proceeds thereof	[***]

Cisco Systems Capital Corporation	AF Services, LLC	Equipment and all proceeds thereof	[***]

Compellent Credit	Sarcom, Inc.	Equipment and all proceeds thereof	[***]

CIT Technologies Corporation	Sarcom, Inc.	Equipment and all proceeds thereof	[***]

Schedule 8.4-1

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Ikon	AF Services, Inc.	Equipment and all proceeds thereof	[***]

Spire	PC Mall, Inc.	Equipment and all accessories for total of $25,000	[***]

Key Government Finance, Inc.	PC Mall, Inc.	Equipment and all proceeds thereof	[***]

Schedule 8.4-2

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE 8.8

Accounts

1.  PC Mall, Inc.:

Institution	Account Number	Branch Address	Type
Bank of America	[***] [***]	150 Long Beach Blvd. Third Floor Long Beach, CA 90852	[***] [***]

2.  PC Mall Sales, Inc.:

Institution	Account Number	Branch Address	Type
Bank of America	[***] [***]	150 Long Beach Blvd. Third Floor Long Beach, CA 90852	[***] [***]

3.  PC Mall Services, Inc.:

Institution	Account Number	Branch Address	Type
Bank of America	[***] [***]	N/A	[***] [***]

4.  Sarcom, Inc.:

Institution	Account Number	Branch Address	Type
Union Bank of California	[***] [***]	N/A	[***] [***]

Bank of America	[***] [***] [***] [***]	N/A	[***] [***] [***] [***]

Huntington Nation	[***] [***] [***] [***] [***] [***] [***]	N/A	[***] [***] [***] [***] [***] [***] [***]

Schedule 8.8-1

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.  AF Services, LLC:

Institution	Account Number	Branch Address	Type
Bank of America	[***] [***] [***] [***] [***] [***] [***]	150 Long Beach Blvd. Third Floor Long Beach, CA 90852	[***] [***] [***] [***] [***] [***] [***]

6.  OSRP, LLC:

Institution	Account Number	Branch Address	Type
Bank of America	[***]	N/A	[***]

Rizal Commercial	[***]		[***]

Banking Corporation	[***] [***] [***] [***]		[***] [***] [***] [***]

7.  PC Mall Gov, Inc.:

Institution	Account Number	Branch Address	Type
Bank of America	[***] [***] [***] [***] [***]	150 Long Beach Blvd. Third Floor Long Beach, CA 90852	Checking Controlled disbursement Controlled disbursement Lockbox Checking

8.  M2 Marketplace, Inc. (formerly known as Onsale, Inc.):

Institution	Account Number	Branch Address	Type
Bank of America	[***] [***] [***] [***] [***]	150 Long Beach Blvd. Third Floor Long Beach, CA 90852	[***] [***] [***] [***] [***]

Schedule 8.8-2

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

9.  AV Acquisition, Inc.:

Institution	Account Number	Branch Address	Type
N/A	N/A	N/A	N/A

10.  Mall Acquisition 3, Inc.:

Institution	Account Number	Branch Address	Type
N/A	N/A	N/A	N/A

11.  Mall Acquisition 4, Inc.:

Institution	Account Number	Branch Address	Type
N/A	N/A	N/A	N/A

12.  Mall Acquisition 5, Inc.:

Institution	Account Number	Branch Address	Type
N/A	N/A	N/A	N/A

13.  OnSale Holdings, Inc.:

Institution	Account Number	Branch Address	Type
Bank of America	[***]	21300 Victory Blvd. Suite 120 Woodland Hills, CA 91367	[***]
	[***]		[***]
	[***]		[***]

14.  OnSale, LLC:

Institution	Account Number	Branch Address	Type
Bank of America	[***]	21300 Victory Blvd. Suite 120 Woodland Hills, CA 91367	[***]
	[***]		[***]
	[***]		[***]

Schedule 8.8-3

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

15. eCost, LLC:

Institution	Account Number	Branch Address	Type
Bank of America	[***]	21300 Victory Blvd. Suite 120 Woodland Hills, CA 91367	[***]
	[***]		[***]

Schedule 8.8-4

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE 9.9

Indebtedness

Lender	Borrower(s)	Maximum Amount of Debt

IBM Credit LLC

PC Mall, Inc.
PC Mall Sales, Inc.
AF Services, LLC
PC Mall Gov., Inc.
M2 Marketplace, Inc.
AV Acquisition, Inc.
Mall Acquisition 3, Inc.
Mall Acquisition Sub 4 Inc.
Mall Acquisition Sub 5 Inc.
PC Mall Services, Inc.
OSRP, LLC
Sarcom, Inc.
OnSale Holdings, Inc.
OnSale, LLC
eCost, LLC

[***]

Apple Inc.

PC Mall, Inc.
PC Mall Sales, Inc.
AF Services, LLC
PC Mall Gov., Inc.
M2 Marketplace, Inc.
AV Acquisition, Inc.
Mall Acquisition 3, Inc.
Mall Acquisition Sub 4 Inc.
Mall Acquisition Sub 5 Inc.
PC Mall Services, Inc.
OSRP, LLC
Sarcom, Inc.
OnSale Holdings, Inc.
OnSale, LLC
eCost, LLC

[***]

Hewlett-Packard Company

PC Mall, Inc.
PC Mall Sales, Inc.
AF Services, LLC
PC Mall Gov., Inc.
M2 Marketplace, Inc.
AV Acquisition, Inc.
Mall Acquisition 3, Inc.
Mall Acquisition Sub 4 Inc.
Mall Acquisition Sub 5 Inc.
PC Mall Services, Inc.
OSRP, LLC
Sarcom, Inc.
OnSale Holdings, Inc.
OnSale, LLC
eCost, LLC

[***]

Cisco Systems Capital Corporation	AF Services, LLC	[***]

Compellent Credit	Sarcom, Inc.	[***]

Ikon	AF Services, Inc.	[***]

Schedule 9.9-1

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Spire	PC Mall, Inc.	[***]

Key Government Finance, Inc.	PC Mall, Inc.	[***]

Schedule 9.9-2

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT C

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of                     ,         , 20    , is entered into among                                                                  , a                                    (the “New Borrower”), the Lenders (as defined below) signatory hereto, and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent (in such capacity, “Agent”) for the Lenders under that certain Second Amended and Restated Loan and Security Agreement dated as of December 14, 2010 among PC MALL, INC., a Delaware corporation (“PC Mall”), PC MALL SALES, INC., a California corporation (“Sales”), AF SERVICES, LLC, a Delaware limited liability company (“AF Services”), PC MALL GOV, INC., a Delaware corporation (“PMCG”), M2 MARKETPLACE, INC., a Delaware corporation, formerly known as Onsale, Inc. (“M2 Mplace”), AV ACQUISITION, INC., a Delaware corporation (“AV Acquisition”), MALL ACQUISITION 3, INC., a Delaware corporation (“Mall 3”), MALL ACQUISITION SUB 4 INC., a Delaware corporation (“Mall 4”), MALL ACQUISITION SUB 5 INC., a Delaware corporation (“Mall 5”), PC MALL SERVICES, INC., a Delaware corporation (“Services”), OSRP, LLC, a Delaware limited liability company (“OSRP”), SARCOM, INC., a Delaware corporation, ONSALE HOLDINGS, INC., an Illinois corporation (“Holdings”), ONSALE, LLC, an Illinois limited liability company (“OnSale”), ECOST, LLC, a Delaware limited liability company (“ECost” and together with PC Mall, Sales, AF Services, PCMG, M2 Mplace, AV Acquisition, Mall 3, Mall 4, Mall 5, Services, OSRP, Sarcom, Holdings and OnSale, each a “Borrower” and collectively the “Borrowers”), the several financial institutions from time to time party to thereto as lenders (“Lenders”), and Agent (as the same may be amended, modified, extended or restated from time to time, the “Loan Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

The New Borrower, Agent and the Lenders, hereby agree as follows:

1.                                       The New Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Borrower will be deemed to be a “Borrower” for all purposes of the Loan Agreement and shall have all of the obligations of a Borrower thereunder as if it had executed the Loan Agreement.  The New Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Agreement, including without limitation (a) all of the representations and warranties of the Borrowers set forth in Section VIII of the Loan Agreement, (b) all of the covenants set forth in Sections VII and IX of the Loan Agreement and (c) all of the multiple borrower provisions of Section XIV of the Loan Agreement.  Without limiting the generality of the foregoing terms of this paragraph 1, the New Borrower, hereby agrees, jointly and severally with the other Borrowers, that it is responsible for the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2.                                       To secure payment and performance of all Obligations, New Borrower hereby grants to Agent a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent as security, all Collateral, whether now owned or hereafter acquired or existing, and wherever located.

1

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.                                       Exhibit B to the Loan Agreement and the definition of “Information Certificates” in Section 1.55 of the Loan Agreement shall be deemed include the Information Certificate of New Borrower attached hereto as Exhibit B in addition to the Information Certificates of the Borrowers.

4.                                       The information set forth in Annex 1-A attached hereto supplements the information set forth in Schedules [          ],(1) respectively, to the Loan Agreement and shall be deemed a part thereof for all purposes of the Loan Agreement.

5.                                       The New Borrower hereby represents and warrants to Administrative Agent and the Lenders the truth and accuracy as of the date hereof as though made on and as of the date hereof of all representations and warranties applicable to Borrowers in the Loan Agreement (after giving effect to the inclusions of New Borrower, its Information Certificate and the information set forth on Annex 1-A as set forth in clauses (1), (3) and (4) above) other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof.

6.                                       The New Borrower represents and warrants to Agent and the Lenders that:

(a)                                  New Borrower has the requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and under the Financing Agreements (as modified hereby) to which it is a party. The execution, delivery, and performance by New Borrower of this Agreement have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene (i) any law or (ii) any contractual restriction binding on New Borrower.  No other corporate proceedings are necessary to consummate such transactions.

(b)                                 This Agreement has been duly executed and delivered by New Borrower and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)                                  The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

(d)                                 No event has occurred and is continuing that constitutes a Default or Event of Default.

(1)  Borrowers to list schedules proposed to be amended here and the amendments thereto on Annex 1-A.

2

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

7.                                       The New Borrower is, simultaneously with the execution of this Agreement, executing and delivering such certificates, agreements, documents and instruments, as requested by Agent to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of the Loan Agreement or any of the other Financing Agreements (including, without limitation, a favorable opinion letter of counsel to New Borrower), in each case, in form and substance satisfactory to Agent.

8.                                       The address of the New Borrower for purposes of Section 13.2 of the Loan Agreement is as follows:

9.                                       This Agreement is a Financing Agreement.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

10.                                 Integration.  This Agreement, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.                                 THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

3

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[NEW BORROWER]

By:
Name:
Title:

Acknowledged and agreed to as of the date set forth above:

WELLS FARGO CAPITAL FINANCE, LLC,

as Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.,

as a Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,

as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO JOINDER AGREEMENT (TO LOAN AND SECURITY AGREEMENT)

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXHIBIT B

INFORMATION CERTIFICATE OF NEW BORROWER

[New Borrower to Provide]

*** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

ANNEX I-A

INFORMATION TO BE ADDED TO SCHEDULES

[New Borrower to Provide]